SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 28, 2004

Prime Medical Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22392	74-2652727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Capital of Texas Highway

Suite 200B

Austin, Texas 78746

(Address and Zip Code of Principal Executive Offices)

(512) 328-2892

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated April 28, 2004.

Item 12. Results of Operations and Financial Condition

On April 28, 2004, Prime Medical Services, Inc. issued a press release entitled “Prime Medical Announces First Quarter Results.” The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MEDICAL SERVICES, INC.

Date: April 28, 2004	By:	/s/ John Q. Barnidge

John Q. Barnidge, Chief Financial Officer, Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press release dated April 28, 2004.

*Filed herewith.